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                                                             Exhibit 10.8

                                    [LOGO]

                                 Greater Bay
                                   BANCORP


                         EMPLOYEE STOCK PURCHASE PLAN
                 Amended and Restated as of September 19, 2000

A.   PURPOSE, HISTORY AND DESCRIPTION
     --------------------------------

     The Employee Stock Purchase Plan (the "Purchase Plan") of Greater Bay Bancorp (the "Company") provides eligible employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of the Company's Common Stock through payroll deductions.

     The Purchase Plan, under which shares of the Company's Common Stock are reserved for issuance to all employees of the Company and its Designated Subsidiaries who meet certain minimum employment criteria, was adopted by the Board of Directors and shareholders of Greater Bay Bancorp and assumed by the Company in connection with the merger of Cupertino National Bancorp with and
into the Company, which was consummated on November 27, 1996.   The Plan was
subsequently amended by the Board of Directors on March 27, 1997, and by the shareholders of the Company on June 18, 1997.

      The following terms shall have the meanings defined below:

          (a)  "Code" means the Internal Revenue Code of 1986, as amended.

          "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (b) "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Purchase Plan.

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          (c)  "Employee" means any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (d) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (e) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

B.   SHARE RESERVE
     -------------

     The maximum number of shares which may be issued under the Purchase Plan is 183,318/1/shares of the Company's authorized but unissued Common Stock (the "Shares") subject to adjustment upon changes in capitalization of the Company as provided in paragraph N below. In the event that any option granted under the Purchase Plan (a "Plan Option") for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Plan Option may again be made subject to a Plan Option. The Shares to be sold to participants in the Purchase Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of Shares which would otherwise be subject to Plan Options granted pursuant to paragraph G hereof on the Offering Date of an Offering Period exceeds the number of Shares then available under the Purchase Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the Shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of Shares subject to a Plan Option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the termination of such Offering Period.

C.   ADMINISTRATION
     --------------

     The Purchase Plan may be administered by the Board or by a duly appointed committee of the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed. All questions of interpretation of the Purchase Plan or of any Plan Options shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Purchase Plan and/or any Plan Option. Subject to the provisions of the Purchase Plan, the Board shall determine all of the relevant terms and conditions of Plan Options granted pursuant to the Purchase Plan; provided, however, that all Participants granted
______________________________

     /1/ The number of shares is adjusted for stock dividends subsequent to the date of the original approval of the Purchase Plan.

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Plan Options pursuant to the Purchase Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Purchase Plan shall be paid by the Company.

D.   ELIGIBILITY
     -----------

     Any Employee is eligible to participate in the Purchase Plan and any Offering under the Purchase Plan except an Employee who (a) owns or (b) holds options to purchase, or who, as a result of participation in the Purchase Plan, would (a) own or (b) hold options to purchase, stock of the Company possessing five percent or more of the total combined voting power or value of all classes of the Company within the meaning of section 423(b)(3) of the Code.

E.   OFFERING DATES
     --------------

     (i)       Offering Periods. The Purchase Plan shall be implemented by four
               -----------------
annual offering periods of three months' duration (each of which referred to herein as an "Offering Period"), commencing on the first day of each calendar quarter (January 1, April 1, July 1, and October 1) and ending on the last day of each calendar quarter (March 31, June 30, September 30, and December 31). The first Offering Period shall commence on July 1, 1991. The Board may, however, establish a different term for one or more future Offerings and/or different commencing and/or ending dates for such Offerings without Shareholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. An employee who becomes eligible to participate in the Purchase Plan after an Offering Period has commenced shall not be eligible to participate during such Offering Period. The first day of an Offering Period shall be the "Offering Date" for such Offering Period.

     (ii)      Government Approval; Shareholder Approval. Notwithstanding any
               ------------------------------------------
other provisions of the Purchase Plan to the contrary, any Plan Option granted pursuant to the Purchase Plan shall be subject to (a) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Plan Options and/or the Shares, and (b) in the case of Plan Options with an Offering date after an amendment to the Purchase Plan, obtaining any necessary approval of the shareholders of the Company required by paragraph R below.

F.   PARTICIPATION IN THE PURCHASE PLAN
     ----------------------------------

     (i)       Initial Participation. An eligible Employee may elect to become a
               ----------------------
Participant effective on the first Offering Date after satisfying the eligibility requirements set forth in paragraph D above by delivering a subscription agreement authorizing payroll deductions (a "Subscription Agreement") to the Company's payroll office at such time at least seven (7) days prior to an Offering Date as may be established by the Company (the "Enrollment Date"). An eligible Employee who does not deliver a Subscription Agreement to the Company's payroll office prior to the Enrollment Date for the first Offering Date after becoming eligible to participate in the Purchase Plan shall not participate in the Purchase Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the

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Purchase Plan by filing a Subscription Agreement with the Company prior to the applicable Enrollment Date for such subsequent Offering Date.

     (ii)      Automatic Participation in Subsequent Offerings. A participant
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shall automatically participate in each succeeding Offering Period until such time as such Participant withdraws from the Purchase Plan pursuant to paragraph K below or terminates employment with the Company. A Participant is not required to file an additional Subscription Agreement for such Offering Periods in order to automatically participate therein.

G.   RIGHT TO PURCHASE SHARES
     ------------------------

     Subject to the limitations set forth in paragraphs B, I(iii), I(v), and J(ii), on each Offering Date, each Participant shall be granted a Plan Option to purchase (at the purchase price determined under paragraph H) a number of whole Shares arrived at by dividing (a) an amount equal to 15% of the Participant's Compensation for the Offering Period beginning on such Offering Date determined at the rate of such Participant's Compensation in effect as of such Offering Date by (b) 85% of the fair market value of a share of the Company's Common Stock on the Offering Date. "Compensation" includes all amounts paid in cash and includable as "wages" subject to tax under section 3l01(a) of the Code without applying the dollar limitation of section 3121(a) of the Code. Accordingly, "Compensation" includes salaries, commissions, bonuses and contributions made at the direction of the Participant pursuant to certain qualified cash or deferred arrangements. "Compensation" does not include reimbursements of expenses, allowances, or any amount deemed received by a Participant without the actual transfer of cash or any amounts directly paid pursuant to the Purchase Plan or any other stock purchase or stock option plan. The fair market value of a share of the Company's Common Stock shall be determined in accordance with paragraph H.

H.   PURCHASE PRICE
     --------------

     The purchase price at which Shares may be acquired in any Offering under the Purchase Plan shall be set by the Board. Unless otherwise provided by the Board before the commencement of an Offering Period, the purchase price for the Offering Period shall be 85% of the lesser of (i) the fair market value of the Company's Common Stock, as determined by the Board, on the Offering Date of such Offering Period or (ii) the fair market value of the Company's Common Stock, as determined by the Board, on the last day of the Offering Period. In no event may the purchase price be lower than the price specified in the previous sentence. The fair market value of the Company's Common Stock at any point in time has been determined to be the average of the high and low sales prices of the Company's Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

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I.   PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS
     ---------------------------------------------

     (i)       Accumulation of Payroll Deductions. The purchase price of Shares
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to be acquired in an Offering Period shall be accumulated by payroll deductions over the Offering Period. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

     (ii)      Decrease of Payroll Deductions.  During an Offering Period, a
               -------------------------------
Participant may elect to decrease the rate of payroll deductions from his or her Compensation by filing an amended Subscription Agreement with the Company on or before the "Change Notice Date". The "Change Notice Date" shall initially be the seventh day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.

     (iii)     Maximum Deductions. The amount of payroll deductions with respect
               -------------------
to the Purchase Plan for any Participant during any pay period shall not exceed 15%, or such other rate as may be determined from time to time by the Board, of the Participant's Compensation (as hereinabove defined) for such pay period; provided, however, that in the event the Offering Period is shorter than 13 weeks, the maximum withholding percentage shall be adjusted to equal 15%, or such other rate as may be determined from time to time by the Board, multiplied by 13 and divided by the number of weeks in the Offering Period.

     (iv)      Commencement of Payroll Deductions. Payroll deductions shall
               -----------------------------------
commence on the first payday following the Offering Date of an Offering Period and shall continue to the end of such Offering Period unless sooner altered or terminated as provided in the Purchase Plan.

     (v)       Certain Rules to be Established by Company. The Company may, from
               -------------------------------------------
time to time, establish (i) a minimum required amount of payroll deductions for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount of payroll deductions during an Offering, (iii) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Purchase Plan.

     (vi)      No Interest on Payroll Deduction. Interest shall not be accrued
               ---------------------------------
or paid on payroll deductions from a Participant's Compensation.

     (Vii)     Participant Accounts. Individual accounts shall be maintained for
               ---------------------
each Participant. All payroll deductions from a Participant's compensation shall be credited to the Participant's account under the Purchase Plan and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

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J.   PURCHASE OF SHARES
     ------------------

     (i)       Purchase. On the last day of an Offering Period, each Participant
               ---------
who has not withdrawn from the Offering or whose employment has not terminated on or before such last day shall automatically purchase that number of whole Shares arrived at by dividing the total amount credited to Participant's account pursuant to paragraph I(vii) above by the Purchase Price established pursuant to paragraph H above (subject to the limitation in paragraph J(ii) below). All additional cash remaining in the Participant's account for such completed Offering shall be refunded to the Participant as soon as practicable after the last day of the Offering Period. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company shall maintain such cash in the Participant's account to be applied toward the purchase of Shares in the next subsequent Offering.

     (ii)      Fair Market Value Limitation. No participant shall be granted a
               -----------------------------
Plan Option which would permit the Participant to purchase Shares under the Purchase Plan (and all similar plans of the Company and any Subsidiary) at a rate which exceeds $25,000 of the fair market value of such Shares (determined at the time of grant) for each calendar year in which such Plan Option is outstanding.

     (iii)     Rights as a Shareholder and Employee. A Participant shall have no
               -------------------------------------
rights as a shareholder by virtue of the Participant's participation in the Purchase Plan until the date of issuance of a certificate or certificates for the Shares being purchased pursuant to the exercise of the Participant's Plan Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates is issued. Nothing in the Purchase Plan shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

     (iv)      Withholding Tax.   At the time the Shares are purchased for a
               ----------------
Participant, the Company shall withhold from the Participant's Compensation the amount necessary to make adequate provision for federal and state withholding obligations of the Company, if any, which arise upon such purchase.

K.   WITHDRAWAL
     ----------

     (i)       Notice of Withdrawal. A participant may withdraw all, but not
               ---------------------
less than all, of the payroll deductions credited to his account under the Purchase Plan by signing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of the Offering Period. Unless otherwise indicated, withdrawal from an Offering does not result in a withdrawal from the Purchase Plan or any succeeding Offering pursuant to the Purchase Plan. A Participant is prohibited from again participating in the current Offering upon withdrawal from such Offering at any time.

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     (ii)      Return of Payroll Deductions. Upon withdrawal from an Offering
               -----------------------------
the Participant's interest in that Offering shall terminate, and, as soon as practical after the withdrawal, the withdrawn Participant's accumulated payroll deductions shall be returned to the Participant.

     (iii)     Withdrawal from the Purchase Plan; Subsequent Participation.  A
               ------------------------------------------------------------
Participant may withdraw from the Purchase Plan by signing and delivering to the Company's payroll office a written notice of withdrawal on a form provided by the Company for such purpose. In the event a Participant voluntarily elects to withdraw from the Purchase Plan, the Participant may not resume participation in the Purchase Plan during the same Offering Period, but may participate in any succeeding Offering under the Purchase Plan by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Purchase Plan.

L.   TERMINATION OF EMPLOYMENT
     -------------------------

     Termination of a Participant's Continuous Status as an Employee for any reason, including retirement or death or the failure of a Participant to remain an Employee eligible to participate in the Purchase Plan, shall terminate the Participant's participation in the Purchase Plan immediately. Upon such termination, the payroll deductions credited to the Participant's account shall be returned to the Participant (or in the case of the Participant's death, to the Participant's legal representative) and all rights under the Purchase Plan shall terminate. A Participant whose participation has been so terminated may again become eligible to participate in the Purchase Plan by again satisfying the requirements of paragraph D above.

M.   DESIGNATION OF BENEFICIARY
     --------------------------

     A Participant may file a written designation of a beneficiary who is to receive Shares and/or cash, if any, from such Participant's account under the Purchase Plan in the event of such Participant's death at a time when cash or Shares are held for his account. Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may reasonably designate.

N.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     ------------------------------------------

     Subject to any required action by the shareholders of the Company, the number of Shares covered by each Plan Option under the Purchase Plan which has not been exercised and the number of shares of Common Stock which have been authorized for issuance under the Purchase Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each Plan Option under the Purchase Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number

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of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Plan Option.

     In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Plan Option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "Acquiring Corporation"). If the Acquiring Corporation elects not to assume or substitute for the outstanding Plan Options, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the ending date of the then current Offering Period to a date on or before the effective date of such proposed transaction. If the Board makes such an adjustment to the ending date of the Offering Period, the Board shall notify the Participants of such new ending at least ten days in advance thereof.

     The board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding Plan Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

O.   TRANSFERABILITY
     ---------------

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Plan Option or to receive Shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph M hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph K.

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P.   REPORTS
     -------

     Each Participant who purchases Shares in an Offering Period shall receive as soon as practical after the last day of each Offering Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph J(i) above, if any.

Q.   TERM OF THE PURCHASE PLAN
     -------------------------

     The Purchase Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. The Purchase Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Purchase Plan have been issued, whichever shall come first.

R.   AMENDMENT OR TERMINATION OF THE PURCHASE PLAN
     ---------------------------------------------

     The Board may at any time amend or terminate the Purchase Plan, except that such termination cannot affect Plan Options previously granted under the Purchase Plan, nor may any amendment make any change in a Plan Option previously granted under the Purchase Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Purchase Plan pursuant to section 423 of the Code), nor may any amendment be made without obtaining the approval of the shareholders of the Company within 12 months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Purchase Plan, or change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan.

S.   NOTICES
     -------

     All notices or other communications by a Participant to the Company in connection with the Purchase Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

T.   SHAREHOLDER APPROVAL
     --------------------

     The Purchase Plan and any increase in the number of Shares reserved under the Purchase Plan must be approved by a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Purchase Plan, within twelve months before or after the date the Purchase Plan has been adopted or the increase in the number of Shares reserved under the Purchase Plan has been approved by the Board.

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U.   CONDITIONS UPON ISSUANCE OF SHARES
     ----------------------------------

     Shares shall not be issued with respect to a Plan Option unless the exercise of such Plan Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of a Plan Option and if required by applicable securities laws, the Company may require the Participant for whose account the Plan Option is being exercised to represent and warrant at the time of such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

V.   ERISA AND INTERNAL REVENUE CODE SECTION 401
     -------------------------------------------

     The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended and is not qualified under section 401(a) of the Code.

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